MAINSTAY FUNDS TRUST

Supplement dated December 15, 2022 (“Supplement”) to the:

MainStay MacKay Tax-Exempt Income Funds Prospectus, dated August 28, 2022,

MainStay MacKay Strategic Municipal Allocation Fund Class C2 Shares Prospectus, dated December 13, 2022,

and

Statement of Additional Information, dated February 28, 2022, as supplemented and amended (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

At meetings held on December 6-7, 2022, the Board of Trustees of MainStay Funds Trust approved the following change for both the Mainstay MacKay Short Term Municipal Fund and MainStay MacKay Strategic Municipal Allocation Fund (the “Funds”):

Effective May 1, 2023, the Funds will change their fiscal year end from April 30th to October 31st.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.